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                                                                   EXHIBIT 10.20

                            FIRST AMENDMENT TO THE
                              NEW GRANCARE, INC.
                           1996 STOCK INCENTIVE PLAN



  THIS FIRST AMENDMENT is made on the _______ day of ___________, 1997, by GRANCARE, INC., a Delaware corporation (the "Primary Sponsor").


                                 INTRODUCTION:
                                 ------------


  The Primary Sponsor maintains the New GranCare, Inc. 1996 Stock Incentive Plan (the "Plan").

  The Primary Sponsor has changed its name from New GranCare, Inc. to GranCare, Inc. and now desires to amend the Plan to reflect the new name of the Primary Sponsor.

  NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of February 12, 1997, so that the Plan will hereinafter be referred to as the GranCare, Inc. 1996 Stock Incentive Plan and each reference contained in the Plan to the New GranCare, Inc. 1996 Stock Incentive Plan shall be deemed to be a reference to the GranCare, Inc. 1996 Stock Incentive Plan.

  Except as specifically amended by this First Amendment, the Plan will remain in full force and effect as prior to this First Amendment.

  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as the day and year first above written.


                                          GRANCARE, INC.


                                          By:
                                             ------------------------------

                                          Title:
                                                ---------------------------

ATTEST:

By:
   -----------------------------

Title:
      --------------------------

  [CORPORATE SEAL]


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